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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 17, 2003
                                                       -------------------------


                             Corrpro Companies, Inc.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                      1-12282                     34-1422570
-------------------            ---------                   ------------
(State or other                (Commission               (I.R.S. Employer
 jurisdiction of                File Number)             Identification No.)
 incorporation)


    1090 Enterprise Drive, Medina, Ohio                              44256
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    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:             (330) 723-5082
                                                     --------------------------



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ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

Number    Description

99.1      Press Release issued by Corrpro Companies,  Inc.,  dated
          November 17, 2003 announcing the Company's results for the second quarter of fiscal 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 17, 2003, the Company issued a press release announcing its results for the second quarter and first six months of fiscal 2004, which provided detail not included in previously issued reports. A copy of this news release is furnished with this Current Report on Form 8-K as Exhibit 99.1.



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SIGNATURE
---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CORRPRO COMPANIES, INC.


Date:  November 21, 2003             By:     /s/ Robert M. Mayer
                                           ---------------------------------
                                           Robert M. Mayer
                                           Senior Vice President and
                                           Chief Financial Officer





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                                  EXHIBIT INDEX
                                  -------------



Exhibit           Description of Exhibit
-------           ----------------------
99.1              Press Release issued by Corrpro Companies, Inc., dated
                  November 17, 2003 announcing the Company's results for the second quarter of fiscal 2004.